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                                                                Exhibit 10.71(a)



                                                   March 1, 1997


Mr. Edison Velez
Doral Mortgage Corporation
650 Munoz Rivera Avenue
Hato Rey, Puerto Rico 00918

          RE:     EMPLOYMENT AGREEMENT DATED AS OF DECEMBER 31, 1996

Dear Mr. Velez:

         This letter agreement serves to amend that certain Employment Agreement dated as of December 31, 1996 (the "Agreement"), between you and Doral Mortgage Corporation ("DMC").

         The first sentence of Section 1 of the Agreement is amended to read as follows: "The term of this Agreement shall be for a period commencing on January 1, 1997 and ending on December 31, 1998, unless sooner terminated as herein provided."

         Except as expressly amended above, the Agreement shall continue in full force and effect in accordance with its terms.

         Please express your agreement with the above amendment by signing in the space indicated below.

                                                     Very truly yours,

                                                     /s/ Salomon Levis

                                                      Salomon Levis
                                                      Chairman of the Board


Agreed and accepted as of
 the date first above written:


  By:     /s/ Edison Velez
          -----------------
Name:    Edison Velez